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                                                                    EXHIBIT 10.4

                        TRANSFER OF MEMBERSHIP INTEREST

                                       IN

                         DELPHI PROPERTIES HOLDINGS, LLC




                  THIS TRANSFER OF MEMBERSHIP INTEREST (this "Transfer") is made as of the ____ day of _________, 2003 by DELPHI PROPERTIES, INC., a Maryland corporation ("Transferor"), to DELPHI CORPORATION, a Delaware corporation ("Transferee").


                                   WITNESSETH:

                  WHEREAS, Transferor is a member of DELPHI PROPERTIES HOLDINGS, LLC, a Maryland limited liability company (the "Company"), pursuant to that certain Operating Agreement (the "Operating Agreement"), dated as of March 28, 2003, and holds a one hundred percent (100%) Interest (as defined in the Operating Agreement) in the Company.

                  WHEREAS, Transferor desires to transfer a one percent (1%) Interest (the "Membership Interest") in the Company to Transferee.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor and Transferee hereby agree as follows:

                  1. Representation and Warranty by Transferor. Transferor hereby represents and warrants that it owns the Membership Interest free and clear of all claims, mortgages, pledges, liens, purchase options and other encumbrances of any nature whatsoever.

                  2. Transfer of the Membership Interest. Transferor hereby transfers, assigns and conveys to Transferee the Membership Interest. Transferee hereby accepts the transfer of the Membership Interest, acknowledges that it is admitted as a member of the Company and assumes and agrees to be bound by all of the terms and provisions of the Operating Agreement.

                  3. Governing Law. This Transfer shall be governed by and construed under the substantive laws of the State of Maryland, without regard to Maryland choice of law provisions.

                  4. Counterparts. This Transfer may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when there exist copies hereof which, when taken together, bear the authorized signatures of each of the parties hereto.

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                  IN WITNESS WHEREOF, the parties have executed this Transfer as of the day and year first written above.



                                          DELPHI PROPERTIES, INC.,
                                          a Maryland corporation


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          DELPHI CORPORATION,
                                          a Delaware corporation


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




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